UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 21, 2021

UWM HOLDINGS CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-39189	84-2124167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

585 South Boulevard E. Pontiac, MI	48341
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 981-8898
(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UWMC	New York Stock Exchange
Warrants, each warrant exercisable for one share of Class A Common Stock	UWMCWS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
This Amendment No. 2 on Form
8-K/A
(“Amendment No. 2”) further amends the Current Report on Form
8-K
of UWM Holdings Corporation, a Delaware corporation (the “Company”), filed on January 22, 2021 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).
This Amendment No. 2 (i) amends the financial statements provided under Item 9.01(a) in the Original Report to include the audited financial statements of United Wholesale Mortgage, LLC, a Michigan limited liability company (f/k/a United Shore Financial Services) (“United Wholesale Mortgage”) as of and for the year ended December 31, 2020, and (ii) includes the Management’s Discussion and Analysis of Financial Condition and Results of Operations of United Wholesale Mortgage for the year ended December 31, 2020.
This Amendment No. 2 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including United Wholesale Mortgage, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form
8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired
The audited consolidated financial statements of United Wholesale Mortgage as of and for the years ended December 31, 2020 and 2019 are attached hereto as Exhibit 99.1 and are incorporated by reference herein.
Management’s Discussion and Analysis of Financial Condition and Results of Operations of United Wholesale Mortgage for the years ended December 31, 2020, 2019 and 2018 is attached hereto as Exhibit 99.2 and incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description

99.1	Audited consolidated financial statements of United Wholesale Mortgage for the years ended December 31, 2020 and 2019.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company for the years ended December 31, 2020, 2019 and 2018.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UWM HOLDINGS CORPORATION

By:	/s/ Timothy Forrester
Timothy Forrester
Chief Financial Officer
Date: March 22, 2021